UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 23, 2020

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE MKT

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2020, Superior Drilling Products, Inc. (the “Company”) issued a press release announcing its preliminary financial results and certain operations results for the third quarter ended September 30, 2020. The Company also announced additional cost savings initiatives. A copy of the press release making the announcement is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced a 40% deferral in the base salary for each of the Company’s named executive officers, G. Troy Meier, Annette Meier, and Chris Cashion, of $190,000, $170,000 and $120,000, respectively, all effective October 23, 2020. The deferrals are part of a broader cash conservation effort to mitigate the impact relating to the deterioration of oil prices and the COVID-19 health emergency in the United States. These deferrals are in addition to the prior reductions of the base salaries announced by the Company in April 2020.

Item 8.01	Other Events.

Business Update

In addition to the deferrals noted in Item 5.02, the Company also announced several other cost reduction initiatives in response to the deterioration of the COVID-19 pandemic and the related impact on its business, including (i) an additional reduction of the Company’s workforce resulting in a total decrease of 43% for the year, (ii) a 20% deferral in the base salaries of certain non-executive officers of the Company, (iii) a 40% deferral in fees to be paid to the independent directors on the Board for their service as directors, and (iv) a 10% deferral in salaries of other members of the management team and salaried workforce.

A copy of the press release making this announcement, and announcing the changes in the salaries of the named executive officers, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description

99.1	Press release issued on October 29, 2020.*

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer